UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 26, 2021, CenterPoint Energy Resources Corp. (“CERC”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), relating to the underwritten public offering of $1,000,000,000 aggregate principal amount of CERC’s Floating Rate Senior Notes due 2023 (the “Floating Rate Notes”) and $700,000,000 aggregate principal amount of CERC’s 0.70% Senior Notes due 2023 (the “Fixed Rate Notes”, and together with the Floating Rate Notes, the “Notes”). The offering is being made pursuant to CERC’s registration statement on Form S-3 (Registration No. 333-238617-02).

The Notes are being issued pursuant to the Indenture, dated as of February 1, 1998 (the “Base Indenture”), between CERC (formerly NorAm Energy Corp.) and The Bank of New York Mellon Trust Company, N.A. (successor to JPMorgan Chase Bank, National Association (formerly Chase Bank of Texas, National Association)), as trustee (the “Trustee”), Supplemental Indenture No. 19 to the Base Indenture to be dated as of March 2, 2021 between CERC and the Trustee (“Supplemental Indenture No. 19”) with respect to the Floating Rate Notes and Supplemental Indenture No. 20 to the Base Indenture to be dated as of March 2, 2021 between CERC and the Trustee (“Supplemental Indenture No. 20” and together with Supplemental Indenture No. 19, the “Supplemental Indentures”) with respect to the Fixed Rate Notes. The form, terms and provisions of each series of Notes are further described in the applicable Supplemental Indenture and the prospectus supplement of CERC dated February 26, 2021, together with the related prospectus dated May 22, 2020, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933, as amended, on March 1, 2021, which description is incorporated herein by reference.

The Underwriters and their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. In the ordinary course of their respective businesses, certain of the Underwriters and/or their affiliates have engaged, and may in the future engage, in commercial banking, investment banking, trust or investment management transactions with CERC and its affiliates for which they have received, and will in the future receive, customary compensation.

A copy of the Underwriting Agreement, the Indenture and the forms of Supplemental Indenture No. 19 and Supplemental Indenture No. 20 (including the forms of each series of Notes) have been filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01.	Other Events.

In connection with the closing of the offering described in Item 1.01 above that is scheduled to close on March 2, 2021, CERC will terminate its previously announced $1.7 billion of financing commitments that it received on February 24, 2021 for a potential 364-day term loan facility to bridge potential working capital needs in connection with the extreme and unprecedented winter weather event that occurred in February 2021 resulting in, among other things, natural gas supply shortages and increased wholesale prices of natural gas in the United States. As previously disclosed, CERC would evaluate whether to execute the 364-day term loan facility or other potential financing alternatives. In lieu of consummating the 364-day term loan facility, CERC will consummate the offering of $1.7 billion of senior notes described in Item 1.01 above, the use of proceeds of which will be for general corporate purposes, including to fund working capital.

Item 9.01.	Financial Statements and Exhibits.

The exhibits listed below are filed herewith.

Agreements and forms of agreements included as exhibits are included only to provide information to investors regarding their terms. Agreements and forms of agreements listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and no such agreement or form of agreement should be relied upon as constituting or providing any factual disclosures about CERC, any other persons, any state of affairs or other matters.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

1.1	Underwriting Agreement dated February 26, 2021, among CenterPoint Energy Resources Corp., J.P. Morgan Securities LLC, MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several Underwriters named in Schedule I thereto.

4.1	Indenture dated as of February 1, 1998, between CenterPoint Energy Resources Corp. (formerly NorAm Energy Corp.) and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association (formerly Chase Bank of Texas)), as trustee (the “Indenture”) (incorporated by reference to Exhibit 4.1 to CERC’s Current Report on Form 8-K dated February 5, 1998).

4.2	Form of Supplemental Indenture No. 19, to be dated as of March 2, 2021 to the Indenture between CenterPoint Energy Resources Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of Supplemental Indenture No. 20, to be dated as of March 2, 2021 to the Indenture between CenterPoint Energy Resources Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of Floating Rate Notes (included in Exhibit 4.2 hereto).

4.5	Form of Fixed Rate Notes (included in Exhibit 4.3 hereto).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

104	Cover Page Integrative Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: March 1, 2021	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer